UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

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WORLDWIDE TECHNOLOGIES INC. (Name of Registrant as Specified In Its Charter)
not applicable (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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WORLDWIDE TECHNOLOGIES INC.
300 Esplanade Drive, Suite 1680
Oxnard, Ventura County, CA 93030

NOTICE OF ANNUAL AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 2002

February 20, 2002 (approximate date proxy statement first sent to shareholders)

TO THE HOLDERS OF COMMON SHARES OF WORLDWIDE TECHNOLOGIES INC.

The annual and extraordinary general meeting of the shareholders of Worldwide Technologies Inc. will be held at the offices of Clark, Wilson, our corporate attorneys, located at Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada, on March 27, 2002, at 10:00 a.m. local time, for the purposes of:

1. setting the number of directors at three (3);

2. electing the members of our board of directors;

3. to consider, and if thought fit, to approve a special resolution that:

(a) pursuant to Section 37 of the Company Act (British Columbia), our board of directors be authorized to apply for a Certificate of Continuance under Section 190 of the Business Corporations Act (Yukon Territory);

(b) our Memorandum be amended by substituting all the provisions of our Memorandum for the provisions set out in the Articles of Continuance;

(c) any one of our directors or officers be authorized to execute and file all documents necessary to complete the application for a Certificate of Continuance under Section 190 of the Business Corporations Act (Yukon Territory); and

(d) upon enactment by the directors, By-law No. 1, being a by-law relating generally to the transaction of the business and affairs of our company, be sanctioned and confirmed;

4. approving the appointment of our auditors; and

5. transacting any other business that may properly come before the meeting or any adjournment or adjournments thereof.

The record date for our annual and extraordinary general meeting is February 15, 2002. Only shareholders of record at the close of business on February 15, 2002 are entitled to notice of, and to vote at, our annual and extraordinary general meeting, and any adjournment or postponement of our annual and extraordinary general meeting.

A copy of our Annual Report for the year ended September 30, 2001 accompanies this notice.

Our board of directors hopes that you will find it convenient to attend our annual and extraordinary general meeting in person, but whether or not you attend, please complete, sign, date and return the enclosed proxy immediately to ensure that your common shares are represented at our annual and extraordinary general meeting. Returning your proxy does not deprive you of the right to attend our annual and extraordinary general meeting and vote your common shares in person.

PLEASE VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors

Jonathan Severn
President
February 15, 2002

PROXY STATEMENT

ANNUAL AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF WORLDWIDE TECHNOLOGIES INC.
TO BE HELD ON MARCH 27, 2002

Worldwide Technologies Inc.
300 Esplanade Drive, Suite 1680
Oxnard, Ventura County, CA 93030

The accompanying Proxy is solicited on behalf of the board of directors of Worldwide Technologies Inc., to be used at our annual and extraordinary general meeting to be held at the offices of Clark, Wilson, our corporate attorneys, located at Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada, on March 27, 2002, at 10:00 a.m. local time. This proxy statement, together with the accompanying Form of Proxy, Notice of Meeting and Annual Report to shareholders for the fiscal year ended September 30, 2001, are first being mailed to shareholders on or about February 20, 2002. The Annual Report (mailed to shareholders with this proxy statement) constitutes part of this proxy statement.

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Computershare Trust Company of Canada, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual and extraordinary general meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on February 15, 2002 are entitled to notice of, and to vote at, our annual and extraordinary general meeting. As of February 15, 2002, there were fwingdings; common shares in the capital of our company issued and outstanding, owned by approximately fwingdings; shareholders of record. Each shareholder of record on February 15, 2002 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual and extraordinary general meeting unless the shareholder of record is present in person or by proxy. A shareholder may appoint a person to represent him/her at our annual and extraordinary general meeting by completing the enclosed Form of Proxy, which authorizes a person other than the shareholder of record to vote on behalf of the shareholder, and by returning the Form of Proxy to our transfer agent, Computershare Trust Company of Canada, 4th Floor, 510 Burrard Street, Vancouver, British Columbia, Canada, V6C 3B9, with a copy to us at 300 Esplanade Drive, Suite 1680, Oxnard, Ventura County, CA 93030 (facsimile (805) 205-2302). All shareholders are urged to complete, sign, date and promptly return the Form of Proxy in the enclosed postage-paid envelope after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual and extraordinary general meeting and at any postponements or adjournments thereof as you direct in the Form of Proxy.

The common shares represented by the proxies will be voted as directed in the Form of Proxy, but if no direction is given and the Form of Proxy is validly executed, the Form of Proxy will be voted FOR setting the number of directors at three (3), FOR the election of the nominees for our board of directors set forth in this proxy statement, FOR the continuance of our company from British Columbia, Canada to the Yukon Territory, Canada, and FOR the appointment of our independent auditors, BDO Dunwoody LLP. If any other matters properly come before our annual and extraordinary general meeting, the persons authorized under the proxies will vote upon such other business as may properly come before our annual and extraordinary general meeting in accordance with their best judgement.

QUORUM

A quorum of shareholders is necessary to take action at our annual and extraordinary general meeting. Two persons holding a minimum of ten percent (10%) of the outstanding common shares on February 15, 2002, represented in person or by proxy, will constitute a quorum for the transaction of business at our annual and extraordinary general meeting. However, if a quorum is not present, the shareholders present at our annual and extraordinary general meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual and extraordinary general meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual and extraordinary general meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL AND EXTRAORDINARY GENERAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL AND EXTRAORDINARY GENERAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (COMPUTERSHARE TRUST COMPANY OF CANADA) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A FORM OF PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual and extraordinary general meeting in any one of the following three ways:

1. by delivering a written notice of revocation to Gregg Schlender, the Secretary of our company;

2. by submitting a duly executed Form of Proxy bearing a later date; or

3. by attending our annual and extraordinary general meeting and expressing the desire to vote your common shares in person (attendance at our annual and extraordinary general meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

PROPOSAL ONE - NUMBER OF DIRECTORS

Our board of directors currently consists of two (2) directors. At our annual and extraordinary general meeting, the shareholders will be asked to approve a proposal that the number of directors be set at three (3).

Each shareholder is entitled to cast one vote for each common share held on February 15, 2002. A majority vote of the common shares represented in person or by proxy at our annual and extraordinary general meeting is required to approve this proposal. Abstentions may be specified on this proposal to ratify setting the number of directors. Abstentions will be considered present and entitled to vote at our annual and extraordinary general meeting but will not be counted as votes cast in the affirmative. Abstentions will have the effect of a negative vote for this proposal to ratify setting the number of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO SET THE NUMBER OF DIRECTORS AT THREE (3), AS SET FORTH IN PROPOSAL ONE.

PROPOSAL TWO - ELECTION OF DIRECTORS

Our board of directors has proposed that the number of directors be set at three (3). One (1) of the directors to be elected at our annual and extraordinary general meeting is currently a director of our company. Each director will serve until an annual meeting is held for the fiscal period ending September 30, 2002, until his successor has been elected and qualified or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our board of directors designates a substitute nominee, the persons named in the accompanying Form of Proxy will vote for the substitute nominee designated by our board of directors, unless a contrary instruction is given in the Form of Proxy.

Each one of our shareholders is entitled to cast one vote for each common share held on February 15, 2002. A majority vote of the common shares represented in person or by proxy at our annual and extraordinary general meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below. Two of the nominees are not currently directors of our company. The following information as of January 25, 2002 is submitted concerning the nominees named for election as directors:

Name	Age	Position	Date Position First Held
Jonathan Severn	31	President, Chief Executive Officer and Director	February 26, 2001
Aric Gastwirth	36	Chief Financial Officer	February 26, 2001
Gregg Schlender	37	Vice President Sales Secretary	February 26, 2001 January 21, 2002

Jonathan Severn

Mr. Severn brings 10 years of sales experience to our company. For the last ten years, he has owned, operated and is the President of JRS & Son, LLC, doing business as Cardservice Tri-Counties, the second largest agent office in the United States, for Cardservice International. Cardservice International is the largest privately held processor of Visa and Mastercard in the United States. Cardservice Tri-Counties is a company that provides e-commerce transaction processing and electronic payment services. Mr. Severn is the Vice President and Co-CEO of Globaltech Leasing Inc., a company that specializes in small ticket and small business leasing. Mr. Severn is also the President of Snipware Worldwide LLC, USe-Store Worldwide, LLC., Maro Securities Inc. doing business as Biztools.tv, and was the managing member of Entertainment Hosting & Merchandising, LLC (formerly Proforma Hosting LLC). Snipware Worldwide LLC is a software development company producing instant messaging software. USe-Store Worldwide, LLC is our wholly-owned subsidiary which operates a virtual online shopping mall on the Internet. Maro Securities Inc., doing business as Biztools.tv, is a provider of website development and services company which allows companies to conduct business on the Internet.

Aric Gastwirth

Mr. Gastwirth brings 15-years of public accounting experience to our management team. After leaving the public accounting in December 1999, Mr. Gastwirth joined JRS & Son, LLC doing business as Cardservice Tri-Counties, BizTools.TV and Tech Leasing International, Inc. as the Chief Financial Officer of those companies. He was instrumental in the preparation of private placement memorandums and fund raising for these companies. He is also the Chief Financial Officer of Maro Securities Inc. and USe-Store Worldwide, LLC. Prior to that, Mr. Gastwirth was a partner with Gastwirth Banks & Co. (from July 1, 1998 to December 31, 1999) and Lucove Gastwirth Say & Co. (from January 1, 1995 to June 30, 1998). Both of these entities were accounting firms.

Gregg Schlender

In addition to his positions with our company, Mr. Schlender currently serves as the Vice President Sales for JRS and Son, LLC doing business as Cardservice Tri-Counties (from August 1995). He is personally responsible for maintaining and managing a sales force that has sold over 10,000 merchant accounts in the past 5 1/2 years; over 4,000 of which have been internet-based merchants. Mr. Schlender's immediate focus will be exploiting our company's current sales channels as well as furthering alliances garnered from our massive advertising campaign. In addition, Mr. Schlender is the Vice-President of Maro Securities Inc., and is a partner in USe-Store Worldwide, LLC.

Each one of our shareholders is entitled to cast one vote for each common share held on February 15, 2002. A majority vote of the common shares represented in person or by proxy at our annual and extraordinary general meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF DIRECTORS AS SET FORTH IN PROPOSAL TWO.

LEGAL PROCEEDINGS

Receivership of USe-Store Worldwide LLC

On November 14, 2001, USe-Store Worldwide LLC, Jonathan Severn, our president, and six other companies related to our company's president (collectively the "Defendants") were named in a civil complaint by the State of California alleging false advertising and unfair competition by the sale of a seller's assisted marketing plan and endless chain scheme. The complaint was filed in the Superior Court of California, County of Ventura, in Civil Case No. CIV207490. The State of California obtained a temporary restraining order against the Defendants relating to their involvement in a seller-assisted marketing venture, unrelated to the business activities of USe-Store Worldwide LLC, which was providing web hosting services to consumers who purchased a program through other of the Defendants. As part of the order, a temporary receiver was appointed for USe-Store Worldwide LLC by the State of California to act as an agent of the court under the order. Among other responsibilities, the receiver assumed full control of USe-Store Worldwide LLC and had exclusive custody over the assets of USe-Store Worldwide LLC.

On December 27, 2001, a stipulated final judgement and permanent injunction was filed in the Superior Court of California, County of Ventura whereby the Defendants agreed, among other things, to comply with California law relating to unfair competition, false advertising, endless chain schemes, seller assisted marketing plans and consumer protection statutes. The Defendants are also required to pay the State of California the sum of $250,000 with $80,000 due immediately (which has been paid) and the balance payable in monthly instalments starting on January 20, 2002 until fully paid on June 20, 2002. The amount payable is non-interest bearing if instalments are made on time. Should instalments not be made, the entire amount becomes immediately payable with interest payable at the legal post-judgement rate. The Defendants are also responsible for paying to the State of California any amounts recovered on claims against another company. Although USe-Store Worldwide LLC is joint and severally liable for payment of the judgement, the other Defendants have agreed to be responsible in making the said payments. Additional terms of the injunction include, among others, the following:

1. the receiver will continue to act with the full power in accordance with the terms of the temporary restraining order, with his fees to be paid by the Defendants;

2. the receiver must approve all payments of greater than $50,000;

3. control of USe-Store Worldwide LLC cannot change hands during the period of receivership;

4. a compliance monitor was appointed by the State of California to enforce terms of the injunction, for a fee not exceeding $6,500 per month; and

5. the Defendants were required to provide the compliance monitor with $10,000 constituting a "compliance fund" for the compliance monitor to issue refunds on seller assisted marketing plan purchases made after November 14, 2001. Should the compliance fund fall below $10,000, the Defendants must replenish the fund back to $10,000. Upon discharge from receivership, the balance in the fund is to be returned to the Defendants.

USe-Store Worldwide LLC shall remain under receivership and the compliance monitor for a period of not less than 180 days from December 27, 2001. At any time thereafter, the receiver may bring an application to the court to terminate the receivership and compliance monitor upon showing regular proof, consistent compliance by the Defendants with the order and the implementation of appropriate controls and preventative measures to effect ongoing compliance. In absence of such a motion, the receivership and compliance monitor will remain in place indefinitely. Management expects the receivership to be terminated upon payment of the final penalty instalment in June 2002 and does not expect USe-Store Worldwide LLC to absorb any portion of the costs and penalties set out in the stipulated judgement.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended September 30, 2001, our board of directors held three (3) meetings. All of the directors serving on the board of directors at the time of each of those meetings attended the meetings. Most of our board of directors' actions are conducted by written consent resolution after the directors have discussed the proposed action to be taken by our board of directors.

For the year ended September 30, 2001, the board of directors had one standing committee, the audit committee.

During the year ended September 30, 2001, the audit committee was comprised of Andrew Carruthers. Mr. Carruthers is not independent as that term is defined in Rule 4200(a)(14) of the NASD's listing standards as Mr. Carruthers was employed by Worldwide during the past three years. The function of the audit committee is to review and approve the scope of audit procedures employed by our independent auditors, to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our company's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The audit committee also reports to our board of directors with respect to such matters and recommends the selection of independent auditors. The audit committee has not adopted a written charter. The audit committee met one (1) time during the fiscal year ended September 30, 2001 and one (1) time during the fiscal year ended September 30, 2000. For the year ended September 30, 2001, the audit committee:

1. has reviewed and discussed the audited financial statements with our company's management;

2. has discussed with the independent auditors the matters to be discussed by SAS 61, as modified;

3. has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence; and

4. based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our company's annual report on Form 10-KSB.

BOARD REPORT ON EXECUTIVE COMPENSATION

Our board of directors did not, during the fiscal year ended September 30, 2001, have a compensation or similar committee. Accordingly, our full board of directors was, and continues to be, responsible for determining and implementing our compensation policies.

COMPENSATION OF DIRECTORS

We reimburse our directors for attending board meetings. No cash compensation was paid to any of our directors for directors' services as a director during the fiscal year ended September 30, 2001. We have no standard arrangement pursuant to which our directors are compensated for their services in their capacity as directors except for the granting from time to time of incentive stock options.

We have no formal plan for compensating our directors for their services in their capacity as directors, although such directors have in the past received, and are expected to continue to receive, stock options to purchase shares of common stock and/or shares of our common stock, as awarded by our board of directors or (as to future options) a compensation committee which may be established in the future. The board of directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director.

The number of common shares issued as compensation for the services of a director and/or officer is determined by our board of directors. During the fiscal year ended September 30, 2001, the following directors were granted common shares and/or options to purchase shares of our common stock as compensation for serving as directors and/or officers of our company and its subsidiaries:

Name	Number of Common Shares	Number of Options(1)
Jonathan Severn(2)	Nil	142,857
Andrew Carruthers(3)	Nil	71,429
Wesley Wardle(4)	Nil	14,286

(1) Effective September 10, 2001, all of our issued and outstanding shares and stock options underwent a reverse split on the basis of seven (7) common shares consolidated into one (1) common share.

(2) On September 11, 2001, Mr. Severn was granted stock options to purchase 142,857 common shares in the capital of our company, which are exercisable at a price of $0.35 per common share. 50% of the stock options vested on September 11, 2001 and 50% of the stock options vested on January 1, 2002. The stock options were granted outside of our 2000 Stock Option Plan.

(3) On February 13, 2001, Mr. Carruthers was granted stock options to purchase 71,429 common shares (500,000 pre-reverse split) in the capital of our company, which are exercisable at a price of $1.05 per common share ($0.15 pre-reverse split) and which vested on February 13, 2001. The stock options were granted pursuant to our 2000 Stock Option Plan.

(4) Mr. Wardle resigned as a director of our company effective September 20, 2001. On September 11, 2001, Mr. Wardle was granted stock options to purchase 14,286 common shares in the capital of our company, which are exercisable at a price of $0.35 per common share, and which vested on September 11, 2001. The stock options were granted pursuant to our 2000 Stock Option Plan.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following table summarizes the compensation that we paid to the Chief Executive Officer and to the other most highly compensated executive officers of our company who received a total annual salary (including bonus) in excess of $100,000 during the fiscal years ended September 30, 2001, September 30, 2000 and September 30, 1999.

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation	Pay- outs
Name and Principal Position	Fiscal Year Ended	Salary	Bonus	Other Annual Compen- sation(2)	Securities Under Options/ SAR's Granted	Restricted Shares or Restricted Share Units	LTIP Pay- outs	All Other Compen- sation
Jonathan Severn President, CEO and Director(1)	2001	Nil	Nil	Nil	142,857(4)	Nil	Nil	Nil
John J. Henry Former Chief Executive Officer and Director(2)(3)	2001 2000 1999	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil 73,357(5) 60,786	Nil Nil Nil	Nil Nil Nil	$56,072(6) Nil Nil

(1) Mr. Severn was appointed President, Chief Executive Officer and a director of our company on February 26, 2001.

(2) Mr. Henry resigned from his position as our Chief Executive Officer and as a Director of our company effective February 19, 2001.

(3) On January 31, 1998, our board of directors terminated the service agreements of the executive officers, and as approved by our shareholders at the Annual General Meeting held on March 19, 1998, satisfied our obligations to the executive officers by approving shares to be issued in satisfaction of the obligations accrued and due pursuant to the executive officers' services agreements. On January 31, 1998, we entered into agreements with John Henry and Robert Simington, a former director and officer of our company, to settle unpaid remuneration, termination payments and accounts payable by the issuance of 1,324,877 (9,274,144 pre-reverse split) shares of our stock at $1.05 per share. During the period ended September 30, 2000 we issued 454,681 (3,182,767 pre-reverse split) shares, during the period ended September 30, 1999 we issued 100,000 (700,000 pre-reverse split) and during the period ended September 30, 1998, we issued 770,192 (5,391,347 pre-reverse split) shares.

(4) On September 11, 2001, Jonathan Severn was granted stock options to purchase 142,857 shares of our common stock which are exercisable at $0.35 per share, and of which 50% vested immediately upon execution of a stock option agreement between our company and Mr. Severn, and of which 50% vested on January 1, 2002. The options are exercisable until September 11, 2011.

(5) We granted the following options to John Henry:

Date of Grant	Number of Options	Exercise Price	Expiry Date
January 7, 2000	7,143 (50,000 pre- reverse split)	US$1.47 (US$0.21 pre- reverse split)	January 7, 2005
January 26, 2000	7,143 (50,000 pre- reverse split)	US$3.99 (US$0.57 pre- reverse split)	January 26, 2005
March 13, 2000	34,000 (238,000 pre- reverse split)	US$5.32 (US$0.76 pre-reverse split)	March 13, 2005
March 26, 2000	3,571 (25,000 pre- reverse split)	US$4.69 (US$0.67 pre- reverse split)	March 26, 2005
May 24, 2000	7,143 (50,000 pre- reverse split)	US$2.24 (US$0.32 pre- reverse split)	May 24, 2005
June 29, 2000	14,286 (100,000 pre- reverse split)	US$2.10 (US$0.30 pre- reverse split)	June 29, 2005

(6) On February 15, 2001, we issued 170,432 common shares (1,193,027 common shares pre-reverse split) in the capital of our company to John Henry, pursuant to the terms of an agreement between our company and Mr. Henry dated May 10, 1999. Under the terms of the agreement, we would acquire certain assets from Mr. Henry and Mr. Henry was entitled to receive 170,432 common shares (1,193,027 common shares pre-reverse split) based on the completion of equity financings by our subsidiary, Promark Software Worldwide Inc., to a maximum of $6,000,000 prior to February 10, 2001. The aggregate deemed value of the shares issued to Mr. Henry is $56,072.27, based on the average closing bid price of our company's shares during the 10 trading days immediately preceding February 15, 2001 of $0.047 per share.

Family Relationships

There are no family relationships between any director or executive officer.

None of our directors, executive officers, promoters or control persons have been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Compliance

Because our company was, during our fiscal year ended September 30, 2001, a "foreign private issuer", our insiders were exempt from the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934. Among other things, Section 16(a) of the Securities Exchange Act of 1934 requires certain "reporting persons" of any issuer with any class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 to file with the United States Securities and Exchange Commission reports of ownership and changes in ownership of securities of the registered class. Reporting persons consist of directors, executive officers and beneficial owners of more than 10% of the securities of the registered class.

Stock Option Plan

On January 24, 2001, our board of directors approved a Stock Option Plan referred to as the "2000 Stock Option Plan".

We established the 2000 Stock Option Plan to serve as a vehicle to attract and retain the services of key employees and to help them realize a direct proprietary interest in our company. The 2000 Stock Option Plan provides for the grant of up to 714,286 (5,000,000 pre-reverse split) non-qualified or incentive stock options. Under the 2000 Stock Option Plan, officers, directors, consultants and employees are eligible to participate. The exercise price of any incentive stock option granted under the 2000 Stock Option Plan may not be less than 100% of the fair market value of our common stock on the date of grant. The exercise price of options granted to an individual whose holdings exceeding 10% of voting power must be at 110% of the fair market value on the date of grant. The aggregate fair market value (determined as of the grant date) of the shares of common stock for which incentive stock options may first become exercisable by an optionee during any calendar year, together with shares subject to incentive stock options first exercisable by the optionee under any of our other plans, cannot exceed $100,000. Shares subject to options under the 2000 Stock Option Plan may be purchased for cash. Unless otherwise provided by the board, an option granted under the 2000 Stock Option Plan is exercisable for a term of ten years (or for a shorter period up to ten years). An option granted to an individual whose holdings exceed 10% of the voting power is exercisable for a term of 5 years. The 2000 Stock Option Plan is administered by the board of directors, which has discretion to determine optionees, the number of shares to be covered by each option, the vesting and exercise schedule, and any other terms of the options. The purchase price and number of shares of each option may be adjusted in certain cases, including stock splits, recapitalizations and reorganizations. The 2000 Stock Option Plan may be amended, suspended or terminated by our board of directors, but no action may impair rights under a previously granted option. Options under the 2000 Stock Option Plan can not be assigned except in the case of death and may be exercised only while an optionee is employed by us, or in certain cases, within a specified period after employment ends.

As of September 30, 2001, a total of 551,297 (3,759,077 options granted pre-reverse split + 14,286 options granted post-reverse split) stock options to purchase shares of our common stock had been granted under the 2000 Stock Option Plan, of which 114,152 (799,064 pre-reverse split) expired on or before September 30, 2001, and of which 161,430 (1,130,010 pre-reverse split) were exercised on or before September 30, 2001. As of September 30, 2001, a total of 714,286 options to purchase shares of our common stock (4,000,000 options granted pre-reverse split + 142,857 options granted post-reverse split) had been granted outside of the 2000 Stock Option Plan, of which none had expired on or before September 30, 2001.

OPTIONS GRANTED TO OUR NAMED EXECUTIVE OFFICERS
IN THE YEAR ENDED SEPTEMBER 30, 2001

Name	Number of Shares of Common Stock Underlying Options Granted	% of Total Options Granted(1)	Exercise or Base Price ($/Share)	Expiration Date
Jonathan Severn(2)	142,857 (3)	17.9%	$0.35	September 11, 2011

(1) The total number of options to purchase common shares granted to employees/consultants/officers/directors during the fiscal year ended September 30, 2001 was 800,000 ([4,500,000 options pre-split / 7 = 642,857 + 142,857 + 14,286 = 800,000).

(2) The options to purchase common shares granted to Jonathan Severn were granted outside of our 2000 Stock Option Plan.

(3) On September 11, 2001, Jonathan Severn was granted stock options to purchase 142,857 shares of our common stock which are exercisable at $0.35 per share and of which 50% vested immediately upon execution of a stock option agreement between our company and Mr. Severn and of which 50% vested on January 1, 2002. The options are exercisable until September 11, 2011.

VALUE OF THE OPTIONS GRANTED TO OUR NAMED EXECUTIVE OFFICERS
IN THE YEAR ENDED SEPTEMBER 30, 2001
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options at September 30, 2001 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at September 30, 2001 Exercisable/ Unexercisable(1)
Jonathan Severn(2)	nil	nil	71,428 / 71,429	$0 / $0

(1) The closing bid price on September 30, 2001 was $0.08 and accordingly the unexercised options as at September 30, 2001 were not in the money.

(2) On September 11, 2001, Jonathan Severn was granted stock options to purchase 142,857 shares of our common stock which are exercisable at $0.35 per share and of which 50% vested immediately upon execution of a stock option agreement between our company and Mr. Severn and of which 50% vested on January 1, 2002. The options are exercisable until September 11, 2011.

STOCK PERFORMANCE GRAPH

The graph set forth below compares the cumulative total shareholder return on our common shares between September 30, 1996 and September 30, 2001 with the cumulative return of (i) the Russell 2000 index and (ii) Standard and Poors 500 index, over the same period. This graph assumes the investment of $100 on September 30, 1996 in our common shares, the Russell 2000 index and Standard and Poors 500 index, and assumes the reinvestment of dividends, if any.

The comparisons shown in the graph below are based upon historical data. We caution that the share price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of our common shares. Information used in the graph was obtained from Bloomberg, a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

GRAPH OMITTED
	09/30/96	09/30/97	09/30/98	09/30/99	09/30/00	09/30/01
Worldwide Technologies Inc.(1)	$100	$50	$88	$175	$338	$14(2)
Russell 2000	$100	$131	$105	$123	$151	$116
S&P 500	$100	$137	$147	$186	$208	$151

(1) Between September 30, 1996 and June 4, 1999, our common shares were listed on the Canadian Venture Exchange (formerly the Vancouver Stock Exchange). We voluntarily delisted our common shares from the Canadian Venture Exchange on June 5, 1999 and our common shares commenced trading on the National Association of Securities Dealer Inc.'s Over-the-Counter Bulletin Board on June 5, 1999.

(2) This figure takes into account the 7 to 1 reverse split of our company's stock, which was effective September 10, 2001.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only shareholders of record as of the close of business on February 15, 2002 are entitled to notice of, and to vote at, our annual and extraordinary general meeting. As of February 15, 2002, there were fwingdings; common shares in the capital of our company issued and outstanding, owned by approximately fwingdings; shareholders of record. Each shareholder of record on February 15, 2002 is entitled to one vote for each common share held.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 15, 2002, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(2)	Percent of Class(1)
Jonathan Severn (President and director) 812 Camino Tierra Santa Camarillo, CA 93010	1,649,415(3)	18.2%
Gregg Schlender (Vice President Sales and Secretary)(4) 2373 Palomar Avenue Ventura, CA 93001	993,209(5)	11.0%
Aric Gastwirth (Chief Financial Officer) 528 El Retiro Court Oak Park, CA 91377	572,857(6)	6.3%
Ryan Spurgin (Vice President Technology) 700 Albany Avenue Ventura, CA 93004	978,571(7)	10.9%
Andrew Carruthers (director) #12 - 1450 Chesterfield Avenue North Vancouver, BC V7M 2N4	82,858(8)	1.0%
Jerry Bohn(4) 247 Camino Cortina Camarillo, CA 93010	1,632,800(9)	18.1%
Cede & Co. P.O. Box 20 Bowling Green Stn. New York, NY 10274	2,166,301	26.1%
CDS & Co. 25 The Esplanade Toronto, ON M5W 1G5	2,372,589	27.9%
Maro Securities Inc.(10) Suite 1680, 300 Esplanade Dr. Oxnard, CA 93030	969,997	11.4%
Directors and Officers as a Group	4,276,910(11)	40.1%

(1) Based on 8,500,597 shares of common stock issued and outstanding as of January 25, 2002. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) The figures shown take into account the 7 to 1 reverse split of our company's common stock, which was effective September 10, 2001, as voted on by our shareholders at our Extraordinary General Meeting on August 14, 2001.

(3) Includes 542,857 options to purchase common shares in the capital of our company, exercisable within 60 days. Of the 1,106,558 shares beneficially owned by Mr. Severn, 682,357 are directly owned by Mr. Severn, 404,201 are registered to Maro Securities Inc., a company owned by Mr. Severn as to 41.67% and 20,000 shares which are held through a SEP-IRA retirement account, over which Mr. Severn retains voting control.

(4) Mr. Schlender became our Secretary effective January 21, 2002 upon Mr. Bohn's resignation as our Secretary and Vice President Marketing.

(5) Includes 542,857 options to purchase common shares in the capital of our company, exercisable within 60 days. Of the 450,352 shares beneficially owned by Mr. Schlender, 268,757 shares are directly owned by Mr. Schlender, 161,595 shares are registered to Maro Securities Inc., a company owned by Mr. Schlender as to 16.66% and 20,000 shares which are held through a SEP-IRA retirement account, over which Mr. Schlender retains voting control.

(6) Includes 542,857 options to purchase common shares in the capital of our company, exercisable within 60 days. The 30,000 shares beneficially owned by Mr. Gastwirth are held through SEP-IRA retirement accounts over which Mr. Gastwirth retains voting control.

(7) Includes 442,857 options to purchase common shares in the capital of our company, exercisable within 60 days.

(8) Includes 82,858 options to purchase common shares in the capital of our company, exercisable within 60 days.

(9) 669,642 of the shares beneficially owned by Mr. Bohn are owned jointly with his wife, Alisha Bohn. Includes 542,857 options to purchase common shares in the capital of our company, exercisable within 60 days. Of the 1,089,943 shares beneficially owned by Mr. Bohn, 404,201 are registered to Maro Securities Inc., a company owned by Mr. Bohn as to 41.67% and 16,100 shares which are held through a SEP-IRA retirement account, over which Mr. Bohn retains voting control.

(10) Jonathan Severn (President), Jerry Bohn (Secretary and Vice President Marketing until his resignation on January 21, 2002), Aric Gastwirth (Chief Financial Officer) and Ryan Spurgin (Vice President) are all officers of Maro Securities Inc. These shares are included in the number of shares shown in this table as being beneficially owned by each of these persons, with the exception of Aric Gastwirth.

(11) Includes 2,154,286 options to purchase common shares in the capital of our company, exercisable within 60 days.

Changes in Control

In March, 2001, Maro Securities Inc. agreed to purchase from John Henry, one of our former directors, 1,157,142 shares (8,100,000 shares pre-reverse split) for a total consideration of $405,000. Maro Securities is owned by Jonathan Severn, Jerry Bohn, Aric Gastwirth and Ryan Spurgin, all of who are directors or officers of our company. Maro Securities completed the purchase of 1,042,857 shares, which represents approximately 12% of our issued and outstanding shares as of January 25, 2002. Maro Securities paid for the shares using its cash on hand. As part of this transaction, it was agreed that John Henry would resign from our board of directors and Jonathan Severn would be appointed in his place. John Henry resigned as a director on February 19, 2001 and Jonathan Severn was appointed on February 26, 2001.

We are unaware of any contract or other arrangement, the operation of which may, at a subsequent date, result in a change in control of our company.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

On November 28, 2001, pursuant to a Purchase Agreement between our company, Entertainment Hosting & Merchandising, LLC, Jonathan Severn and Gregg Schlender, we acquired 100% of the membership interests in the capital of Entertainment Hosting for a total purchase price of $100. Our President and Chief Executive Officer, Jonathan Severn, held a 50% membership interest in Entertainment Hosting and was the President and Secretary of Entertainment Hosting, our Secretary and Vice President Sales, Gregg Schlender, held a 50% membership interest in Entertainment Hosting and was the Vice President of Entertainment Hosting and our Chief Financial Officer, Aric Gastwirth, was the Chief Financial Officer of Entertainment Hosting.

During the year ended September 30, 2001, we were charged $211,677 by Maro Securities, Inc. (a company with officers in common with our company) for client referral and administration fees.

On June 8, 2001, we acquired all of the issued and outstanding shares of USe-Store, LLC (now USe-Store Worldwide, LLC) for total consideration valued at US$750,000, to be paid by the issuance of 2,142,857 (15,000,000 pre-reverse split) common shares in our capital stock at a price of US$0.35 (US$0.05 pre-reverse split) per share, based on the closing price of our common shares on the closing date. Our President and Chief Executive Officer, Jonathan Severn, was also a shareholder and principal of USe-Store. In addition, our Chief Financial Officer (Aric Gastwirth), our Vice President Technology (Ryan H. Spurgin) and our Secretary and Vice President Sales (Gregg G. Schlender) were all officers of USe-Store. The value assigned to our common stock issued on acquisition of USe-Store has been discounted to $275,000 for the purposes of our Canadian GAAP consolidated financial statements reflecting a discount to the market price taking into account the quantity of shares issued and market activity of our shares on the acquisition date. At the time we negotiated the agreement to acquire USe-Store, the vendors of USe-Store were not yet officers or directors of our company.

On February 15, 2001, we issued 170,432 common shares (1,193,027 common shares pre-reverse split) in the capital of our company to John Henry, our former President and CEO and a director of our company, pursuant to an agreement with Mr. Henry dated May 10, 1999 whereby he was entitled to finder's fees in connection with equity financings for which he was responsible. In fiscal 2000, we issued 150,973 common shares as finder's fees to Mr. Henry in connection with this agreement.

During the year ended September 30, 2000, we issued 454,681 common shares to Bob Simington, another former President and Director in exchange for the settlement of outstanding indebtedness to him of $131,489.

During the year ended September 30, 2000, we acquired from John Henry a business plan for the development of the clipclop.com internet website, and all rights to the domain name clipclop.com, trade names, trademarks and copyrights thereto, in consideration for $3,467 and the issuance of 714,286 shares of our common stock.

Also during the year ended September 30, 2000, we paid $7,014 to the spouse of one of our former directors for accounting services provided to our company.

PROPOSAL THREE -- PROPOSAL WITH RESPECT TO THE CONTINUANCE OF OUR COMPANY FROM BRITISH COLUMBIA, CANADA TO THE YUKON TERRITORY, CANADA

Shareholder approval as evidenced by a majority of not less than 3/4 of the votes cast at the annual and extraordinary general meeting will be sought to approve a special resolution to continue our company into the Yukon Territory pursuant to the Business Corporations Act (Yukon Territory). Accordingly, the following special resolution will be presented for approval at the meeting:

"RESOLVED, AS A SPECIAL RESOLUTION, THAT:

(a) pursuant to Section 37 of the Company Act (British Columbia), the board of directors is hereby authorized to apply for a Certificate of Continuance under Section 190 of the Business Corporations Act (Yukon Territory);

(b) the Memorandum be amended by substituting all the provisions of the Memorandum for the provisions set out in the Articles of Continuance;

(c) any one of the directors or officers be authorized to execute and file all documents necessary to complete the application for a Certificate of Continuance under Section 190 of the Business Corporations Act (Yukon Territory); and

(d) upon enactment by the board of directors, By-law No. 1, being a by-law relating generally to the transaction of the business and affairs of our company, be and it is hereby sanctioned and confirmed."

Copies of draft Articles of Continuance and draft By-law No. 1 are attached to this proxy statement as Appendix "B" and "C" respectively, and shall be available for inspection at our registered office, 800 - 885 West Georgia Street, Vancouver, BC, during normal business hours up to and including the date of the annual and extraordinary general meeting.

The principal purpose for seeking to continue our company into the Yukon Territory is that unlike the Company Act (British Columbia), which requires one director of a company to be ordinarily resident in British Columbia and a majority of the directors of a company to be residents of Canada, the Business Corporations Act (Yukon Territory) has no residency requirements for directors. We wish to have the flexibility to attract the best directors possible, without regard to the constraints imposed by residency requirements.

Our management is of the view that the Business Corporations Act (Yukon Territory) will provide our shareholders with substantively the same rights as are available to shareholders under the Company Act (British Columbia), including rights of dissent and appraisal and rights to bring derivative actions and oppression actions, and is consistent with corporate legislation in most other Canadian jurisdictions. The following is a summary of the differences between the Company Act (British Columbia) and the Business Corporations Act (Yukon Territory). This summary is not intended to be exhaustive and shareholders should consult their legal advisors regarding all of the implications of the continuance of our company to the Yukon Territory from British Columbia. A copy of the Business Corporations Act (Yukon Territory) will be available at our registered office, 800 - 885 West Georgia Street, Vancouver, BC V6C 3H1 prior to the annual and extraordinary general meeting and will also be available at the annual and extraordinary general meeting.

(a) Sale of a Company's Undertaking

Under the Company Act (British Columbia) the directors of a company may dispose of all or substantially all of the business or undertaking of a company only with shareholder approval by no less than 3/4 of the votes cast by those shareholders voting in person or by proxy at a general meeting of that company.

The Business Corporations Act (Yukon Territory) requires approval of the holders of shares of each class or series of a corporation represented at a duly called meeting to which are attached not less than 2/3 of the votes cast by those shareholders voting in person or by proxy at a general meeting convened to vote upon a sale, lease or exchange of all or substantially all of the property of the corporation.

(b) Amendments to the Charter Documents of a Company

Any substantive change to the corporate charter of a company under the Company Act (British Columbia), such as alteration of the restrictions, if any, of the business carried on by the company, a change in name of the company or an increase or reduction of the authorized capital of the company requires a special resolution passed by not less than 3/4 of the votes cast by shareholders voting in person or by proxy at a general meeting of the company. Other fundamental changes such as an alteration of the special rights and restrictions attached to issued shares or a proposed amalgamation or continuation of a company out of the jurisdiction require a special resolution passed by not less than 3/4 of the votes cast by the holders of shares of each class entitled to vote at a general meeting of the company and the holders of all classes of shares adversely affected by an alteration of special rights and restrictions. As well, the holders of not less than 10% of a class of shares affected by a change in the special rights and restrictions attached to a class of shares may apply to the court to have the resolutions approving the change set aside.

Under the Business Corporations Act (Yukon Territory) such changes require a resolution passed by not less than 2/3 of the votes cast by shareholders voting on the resolution authorizing the alteration and, where the rights of the holders of a class of shares are affected differently by the alteration than those of the holders of other classes of shares, a resolution passed by not less than 2/3 of the votes cast by the holders of shares of each class. A resolution to amalgamate a Business Corporations Act (Yukon Territory) corporation requires a special resolution passed by the holders of each class of shares.

(c) Rights of Dissent and Appraisal

The Company Act (British Columbia) provides that shareholders who dissent to certain actions being taken by a company may exercise a right of dissent and require the company to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is applicable where the company proposes to:

(i) continue out of the jurisdiction;

(ii) provide financial assistance to a person for the purchase of the company's shares;

(iii) sell the whole or substantially the whole of the company's undertaking;

(iv) enter into a statutory amalgamation; or

(v) sell the whole or part of its business or property on liquidation.

The Business Corporations Act (Yukon Territory) contains a similar dissent remedy, although the procedure for exercising this remedy is different than that contained in the Company Act (British Columbia).

(d) Oppression Remedies

Under the Company Act (British Columbia), a shareholder of a company has the right to apply to Court on the grounds that the company is acting or proposes to act in a way that is prejudicial to the shareholder. On such an application the Court may make such order as it sees fit including an order to prohibit any act proposed by the company.

The Business Corporations Act (Yukon Territory) contains rights that are substantially broader in that they are available to a larger class of complainants. Under the Business Corporations Act (Yukon Territory) a shareholder, former shareholder, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy may apply to a court for an order to rectify the matters complained of where in respect of a corporation or any of its affiliates, any act or omission of the corporation or its affiliates effects a result, the business or affairs of the corporation or any of its affiliates are or have been carried on or conducted in a manner, or the powers of the directors of the corporation or its affiliates are or have been exercised in a manner that is oppressive or unfairly prejudicial to, or that unfairly disregards the interests of, any security holder, creditor, director or officer.

(e) Shareholders Derivative Actions

Under the Company Act (British Columbia), a shareholder or director of a company may, with leave of the Court, bring an action in the name and on behalf of the company to enforce an obligation owed to the company that could be enforced by the company itself or to obtain damages for any breach of such obligation.

A broader right to bring a derivative action is contained in the Business Corporations Act (Yukon Territory) and this right extends to a shareholder, former shareholder, director, former director, officer or former officer of a corporation or its affiliates, and any person who, in the discretion of the Court, is a proper person to make an application to Court to bring a derivative action. In addition, the Business Corporations Act (Yukon Territory) permits derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries.

(f) Requisition of Meetings

The Company Act (British Columbia) provides that one or more shareholders of a company holding not less than 5% of the issued voting shares of the company may give notice to the directors requiring them to call and hold a general meeting within four months.

The Business Corporations Act (Yukon Territory) permits the holders of not less than 5% of the issued shares that carry the right to vote at a meeting sought to be held to require the directors to call and hold a general meeting of a corporation.

(g) Form of Proxy and Information Circular

The Company Act (British Columbia) requires a reporting company, such as our company, to provide with notice of a general meeting a form of proxy for use by every shareholder entitled to vote at such meeting as well as an information circular containing prescribed information regarding the matter to be dealt with at and conduct of the general meeting.

The Business Corporations Act (Yukon Territory) contains provisions which likewise require the mandatory solicitation of proxies and delivery of a management proxy circular.

(h) Place of Meetings

The Company Act (British Columbia) requires all meetings of shareholders to be held in British Columbia unless consent of the Registrar of Companies is otherwise obtained.

The Business Corporations Act (Yukon Territory) provides that meetings of shareholders may be held outside the Yukon where the Articles so provide.

Pursuant to sections 37 and 207 of the Company Act (British Columbia), a shareholder of our company may, until two days before the meeting at which the special resolution to approve the continuance is proposed to be passed, give us a notice of dissent by registered mail or by delivery addressed to our company at 800 - 885 West Georgia Street, Vancouver, British Columbia V6C 3H1, Attention: The President. As a result of giving a notice of dissent, a shareholder may, on receiving a notice of intention to act from our company in accordance with section 207 of the Company Act (British Columbia), require that we purchase the shares of such shareholder in respect of which the notice of dissent was given for their fair market value.

A vote against the special resolution to approve the continuance of our company to the Yukon Territory, an abstention or the execution or exercise of a proxy to vote against the special resolution to approve the continuance does not constitute a written objection, but a shareholder need not vote against such special resolution in order to object. However, a shareholder who consents to or votes, other than as a proxy for a shareholder whose proxy required an affirmative vote, in favour of such special resolution or otherwise acts inconsistently with the dissent will cease to be entitled to exercise any rights of dissent.

Prior to the continuance to the Yukon Territory becoming effective, we will send a notice of intention to act to each of our shareholders who has filed a notice of dissent stating that the special resolution to approve the continuance has been passed and informing the shareholder of our intention to act on such special resolution. A notice of intention need not be sent to any shareholder who voted in favour of the special resolution to approve the continuance or who has withdrawn his notice of dissent.

Within 14 days of our company giving notice of intention to act, the dissenting shareholder is required to send a written notice that he required our company to purchase all of the shares of our company of such shareholder, together with the certificates representing those shares, to us. Upon delivery of a demand for payment in accordance with the Company Act (British Columbia), a shareholder is bound to sell and we are bound to purchase the shares subject to the demand for payment for their fair value, including any appreciation or depreciation in anticipation of the vote, as of the day before the day on which the special resolution to approve the continuance was passed.

A dissenting shareholder who has sent a demand for payment, may apply to the Court which may:

(a) require the dissenting shareholder to sell and our company to purchase the shares in respect of which a demand for payment has been given;

(b) fix the price and terms of the purchase and sale, or order that the price and terms be established by arbitration, in either case, having due regard for the rights of creditors;

(c) join in the application of any other dissenting shareholder who has delivered a demand for payment; and

(d) make consequential orders and give such directions as it considers appropriate.

No dissenting shareholder who has delivered a demand for payment may vote or exercise or assert any rights of a shareholder in respect of the shares for which a demand for payment has been given, other than the rights to receive payment for those shares. Until a holder of shares who has delivered a demand for payment is paid in full, that shareholder may exercise and assert all the rights of a creditor of our company. No dissenting shareholder may withdraw his demand for payment unless we consent.

Section 207 of the Company Act (British Columbia) requires strict adherence to the procedures set forth therein and failure to do so may result in the loss of all dissenters' rights. Accordingly, each shareholder who might desire to exercise dissenter's rights should carefully consider and comply with the provisions of that section and consult his legal advisor.

Our management reserves the right to not submit the resolution relating to continuance of our company under the Business Corporations Act (Yukon Territory) to the Registrar of Corporations if management determines that, in the circumstances, it would not be in the best interests of our company to do so.

Each shareholder is entitled to cast one vote for each common share held on February 15, 2002. Approval of this proposal requires an affirmative vote of three-quarters (3/4) of the outstanding shares of our common stock represented in person or by proxy at our annual and extraordinary general meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE CONTINUANCE OF OUR COMPANY FROM BRITISH COLUMBIA, CANADA TO THE YUKON TERRITORY, CANADA.

PROPOSAL FOUR - APPROVAL OF THE APPOINTMENT OF OUR AUDITOR

BDO Dunwoody LLP, of Vancouver, British Columbia, has been selected by our board of directors to serve as our independent auditors for the fiscal year ending September 30, 2002. BDO Dunwoody LLP became our independent auditor as of August 20, 2001 and served in that capacity for our fiscal year ended September 30, 2001, following the resignation of DeVisser Gray (formerly DeVisser & Company), Chartered Accountants, who had served as our independent auditors since December 1, 1997. Management of our company recommends and proposes that the appointment of BDO Dunwoody LLP be approved. The change of auditor in August 2001 was approved by our audit committee.

During the fiscal years ended September 30, 2000 and 1999, and any subsequent interim periods preceding the change in accountants, there were no disagreements with DeVisser Gray on any matter of accounting principles or practices, financial statement disclosure or auditing scope procedure. The report on the consolidated financial statements prepared by DeVisser Gray for the fiscal years ended September 30, 2000 and 1999 contained a modifying paragraph with respect to our company's ability to continue as a going concern. Aside from this modification, the report on the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

As noted, we have engaged the firm of BDO Dunwoody LLP as of August 20, 2001. BDO Dunwoody LLP was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements.

A Notice of Change of Auditor is attached as Appendix "A" to this Proxy Statement pursuant to the requirements of National Policy No. 31 of the Canadian Securities Administrators, together with a copy of the letter from the former auditor and a letter from the new auditor sent to the British Columbia Securities Commission.

It is proposed that the remuneration to be paid to BDO Dunwoody LLP be fixed by our board of directors.

A representative of BDO Dunwoody LLP is not expected to be present at our annual and extraordinary general meeting, nor is a representative of BDO Dunwoody LLP expected to make a statement. In the event that a representative of the auditors is present at our annual and extraordinary general meeting, he/she will have an opportunity to make a statement if he/she so desires, and will be available to respond to appropriate questions.

Each shareholder is entitled to cast one vote for each common share held on February 15, 2002. A majority vote of the common shares represented in person or by proxy at our annual and extraordinary general meeting is required to approve the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO DUNWOODY LLP AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

AUDIT FEES

The aggregate fees billed by BDO Dunwoody LLP for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001 were CDN$34,000.

FINANCIAL INFORMATION DESIGN AND IMPLEMENTATION FEES

For the fiscal year ended September 30, 2001, our auditor did not engage in services related to financial information design or the implementation of information systems design.

ALL OTHER FEES

For the fiscal year ended September 30, 2001, the aggregate fees billed by BDO Dunwoody LLP for other non-audit professional services, other than those services listed above, totalled CDN$2,400.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our annual meeting of shareholders for the year ending September 30, 2002 (the "2003 Annual Meeting") must be received by our company no later than October 17, 2002 (assuming that the 2003 Annual Meeting is held on a date that is within 30 days from the anniversary date of our annual and extraordinary general meeting of shareholders to be held on March 27, 2002). All such proposals must comply with the requirements of Regulation 14A of the Securities Exchange Act of 1934, as amended. Further, assuming that our company is continued under the laws of the Yukon Territory, shareholders should refer to section 138 of the Business Corporations Act (Yukon) which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

If the Company does not proceed with the proposed continuance under the laws of the Yukon Territory, the Company and its shareholders will remain subject to the requirements and limitations applicable to nominations and proposals at annual general meetings of shareholders set forth in sections 147 and 156 of the Company Act (British Columbia).

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2003 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, notice of such proposal must be received by our company no later than October 17, 2002 (assuming that the 2003 Annual Meeting is held on a date that is within 30 days from the date of our annual and extraordinary general meeting of shareholders to be held on March 27, 2002); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies solicited by our management for the 2003 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company's principal offices at 300 Esplanade Drive, Suite 1680, Oxnard, Ventura County, CA 93030, Attention: The President.

With respect to business to be brought before our annual and extraordinary general meeting to be held on March 27, 2002, we have not received any notices from shareholders that we were required to include in this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 28, 2001, pursuant to a Purchase Agreement between our company, Entertainment Hosting & Merchandising, LLC, Jonathan Severn and Gregg Schlender, we acquired 100% of the membership interests in the capital of Entertainment Hosting for a total purchase price of $100. Our President and Chief Executive Officer, Jonathan Severn, held a 50% membership interest in Entertainment Hosting and was the President and Secretary of Entertainment Hosting, our Vice President Sales, Gregg Schlender, held a 50% membership interest in Entertainment Hosting and was the Vice President of Entertainment Hosting and our Chief Financial Officer, Aric Gastwirth, was the Chief Financial Officer of Entertainment Hosting.

During the year ended September 30, 2001, we were charged $211,677 by Maro Securities, Inc. (a company with officers in common) for client referral services and administration fees.

On June 8, 2001, we acquired all of the issued and outstanding shares of USe-Store, LLC (now USe-Store Worldwide, LLC) for total consideration valued at US$750,000, to be paid by the issuance of 2,142,857 (15,000,000 pre-reverse split) common shares in our capital stock at a price of US$0.05 per share, based on the closing price of our common shares on the closing date. Our President and Chief Executive Officer, Jonathan Severn, is also a shareholder and principal of USe-Store. In addition, our Chief Financial Officer (Aric Gastwirth), our Vice President Technology (Ryan H. Spurgin) and our Secretary and Vice President Sales (Gregg G. Schlender) are all officers of USe-Store. The value assigned to our common stock issued on acquisition of USe-Store has been discounted to $375,000 for the purposes of our Canadian GAAP consolidated financial statements reflecting a discount to the market price taking into account the quantity of shares issued and market activity of our shares on the acquisition date. At the time of negotiating our agreement to acquire USe-Store, the vendors of USe-Store were not yet officers or directors of our company.

On February 15, 2001, we issued 170,432 common shares (1,193,027 common shares pre-reverse split) in the capital of our company to John Henry, our former President and CEO and a director of our company, pursuant to an agreement with Mr. Henry dated May 10, 1999 whereby he was entitled to finder's fees in connection with equity financings for which he was responsible. In fiscal 2000, we issued 150,973 common shares as finder's fees to Mr. Henry in connection with this agreement.

During the year ended September 30, 2000, we issued 454,681 common shares to Bob Simington, another former President and Director in exchange for the settlement of outstanding indebtedness to him of $131,489.

During the year ended September 30, 2000, we acquired from John Henry a business plan for the development of the clipclop.com internet website, and all rights to the domain name clipclop.com, trade names, trademarks and copyrights thereto, in consideration for $3,467 and the issuance of 714,286 shares of our common stock.

Also during the year ended September 30, 2000, we paid $7,014 to the spouse of one of our former directors for accounting services provided to our company.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report for the year ended September 30, 2001. A copy of the Annual Report has been sent, or is concurrently being sent, to all shareholders of record as of February 15, 2002.

AVAILABILITY OF FORM 10-KSB

A copy of our annual report on Form 10-KSB for the year ended September 30, 2001, and which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Gregg Schlender, our Secretary, at 300 Esplanade Drive, Suite 1680, Oxnard, Ventura County, CA 93030. A copy of our annual report on Form 10-KSB may also be obtained on the Internet at the SEC's website at http:\\www.sec.gov, or from a commercial document retrieval service, such as Primark, whose telephone number is 1-800-777-3272.

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders common shares, we will receive and consider both the Report of the Directors to the Shareholders, and the financial statements of our company for the years ended September 30, 2001, September 30, 2000, and September 30, 1999, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited Proxy to vote the Proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors

Jonathan Severn
President and CEO

Dated: February 15, 2002

PROXY WORLDWIDE TECHNOLOGIES INC. PROXY

This Proxy is Solicited on Behalf of the Board of Directors for
The Annual and Extraordinary General Meeting of Shareholders to be Held on March 27, 2002

The undersigned hereby appoints Jonathan Severn and Gregg Schlender or either of them, or, in the place of the foregoing,

_____________________

, (print name), the attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned to represent and vote the shares of the undersigned at the Annual and Extraordinary General Meeting of Shareholders of Worldwide Technologies Inc. to be held at Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3H1 on March 27, 2002 at 10:00 a.m. (Vancouver time) and at any adjournment or adjournments thereof.

Unless otherwise marked, this proxy will be voted "FOR" Proposal 1, "FOR" the nominees listed in Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4 and "FOR" Proposal 5.

The undersigned shareholder hereby acknowledges receipt of the Notice of Annual and Extraordinary General Meeting of Shareholders and Proxy Statement relating to the Annual and Extraordinary General Meeting and hereby revokes any proxy or proxies heretofore given. The undersigned shareholder may revoke this proxy at any time before it is voted by filing with the Secretary of our company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual and Extraordinary General Meeting and voting in person. See important information and instructions on reverse.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. THE PROXY SHOULD BE RETURNED TO COMPUTERSHARE TRUST COMPANY OF CANADA, 4TH FLOOR, 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 3B9.

Please mark vote in box in the following manner using dark ink only - [X]
	For	Against	Abstain
Proposal 1: To set the number of directors at three (3).	[ ]	[ ]	[ ]
	For	Withhold	For all Except

Proposal 2: To elect the three (3) nominees below as directors to serve on our board of directors, each for a one (1) year term and until their respective successors are elected and qualified.

Nominees: Jonathan Severn, Aric Gastwirth and Gregg Schlender.

	[ ]	[ ]	[ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name(s) on the space provided below:

__________________________
__________________________
__________________________

	For	Against	Abstain
Proposal 3: To approve the continuance of our company from British Columbia, Canada to the Yukon Territory, Canada.	[ ]	[ ]	[ ]
	For	Withhold
Proposal 4: To appoint BDO Dunwoody LLP as our independent auditors.	[ ]	[ ]

If you plan to attend the Annual and Extraordinary General Meeting in person, please indicate the number of shareholder(s) attending in the following space: ________________.

All shares presented by this proxy will be voted in accordance with the specifications made in the above ballot unless revoked. If no choice is specified with respect to any of the above matters to be acted upon, then this proxy contains discretionary authority with respect to such matters, which will be voted for any such matters. In their discretion, the person's named above are authorized to vote upon such other business as may properly come before the meeting.

Dated:

Signature:

Please sign exactly as your name appears on this Proxy. Joint owners should each sign. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This Proxy is solicited by the management of Worldwide Technologies Inc. (the "Company") on behalf of its board of directors.

2. This form of proxy ("Form of Proxy") may not be valid unless it is signed by the shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the Company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the Form of Proxy so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Annual and Extraordinary General Meeting, must accompany the Form of Proxy.

3. If this Form of Proxy is not dated in the space provided, authority is hereby given by the shareholder for the proxyholder to date this proxy on the date on which it is received by Computershare Trust Company of Canada.

4. A shareholder who wishes to attend the Annual and Extraordinary General Meeting and vote on the proposals in person, may do so as follows:

(a) If the shareholder is registered as such on the books of the Company, simply register the shareholder's attendance with the scrutineers at the Annual and Extraordinary General Meeting.

(b) If the securities of a shareholder are held by a financial institution, (i) cross off the management appointees' names and insert the shareholder's name in the blank space provided; (ii) indicate a voting choice for each proposal or, alternatively, leave the choices blank if you wish not to vote until the Annual and Extraordinary General Meeting; and (iii) sign, date and return the Form of Proxy to the financial institution or its agent. At the Annual and Extraordinary General Meeting, a vote will be taken on each of the proposals set out on this Form of Proxy and the shareholder's vote will be counted at that time.

5. A shareholder who is not able to attend the Annual and Extraordinary General Meeting in person but wishes to vote on the proposals, may do either of the following:

(a) To appoint one of the management appointees named on the Form of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Form of Proxy. Where no choice is specified by a shareholder with respect to a proposal set out on the Form of Proxy, a management appointee acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote.

(b) To appoint another person, who need not be a shareholder of the Company, to vote according to the shareholder's instructions, cross off the management appointees' names and insert the shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Form of Proxy. Where no choice is specified by the shareholder with respect to a proposal set out on the Form of Proxy, this Form of Proxy confers discretionary authority upon the shareholder's appointed proxyholder.

6. The securities represented by this Form of Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any poll of a proposal that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Form of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the proposals set out on the Form of Proxy or matters which may properly come before the Annual and Extraordinary General Meeting as the proxyholder in its sole discretion sees fit.

7. If a registered shareholder has returned the Form of Proxy, the shareholder may still attend the Annual and Extraordinary General Meeting and may vote in person should the shareholder later decide to do so. However, to do so, the shareholder must record his/her attendance with the scrutineers at the Annual and Extraordinary General Meeting and revoke the Form of Proxy in writing.

To be represented at the Annual and Extraordinary General Meeting, this Form of Proxy must be RECEIVED at the office of "COMPUTERSHARE TRUST COMPANY OF CANADA" by the scheduled time of the Annual and Extraordinary General Meeting or any adjournment thereof.

The mailing address of Computershare Trust Company of Canada is
510 Burrard Street, 4th Floor, Vancouver, British Columbia, Canada, V6C 3B9 (Fax number: (604) 683-3694)

APPENDIX "A"

NOTICE OF CHANGE OF AUDITOR

Clipclop.com Enterprises Inc.

(the "Company")

NOTICE OF CHANGE OF AUDITOR

TO THE SHAREHOLDERS:

The Company advises that De Visser & Company, Chartered Accountants (the "Former Auditors") have resigned as auditors of the Company.

The Company proposes to appoint BDO Dunwoody LLP, Accountants, as the new auditors of the Company for the forthcoming year, effective August 20, 2001.

There were no reservations in the Former Auditors' reports for the two most recently completed fiscal years or for any period subsequent to the most recently completed period for which an audit report was issued and preceding the date of the Former Auditors' resignation termination.

There are no reportable events between the Company and the Former Auditors. The resignation of the Former Auditors as auditors of the Company has been approved by the Company's audit committee and its board of directors.

The Notice of Change of Auditor, together with the letter from the Former Auditors and the letter from the new auditors have been reviewed by the Company's audit committee and board of directors.

The resignation of De Visser & Company and the appointment of BDO Dunwoody LLP was considered and approved by the Company's audit committee and board of directors.

CLIPCLOP.COM ENTERPRISES INC.

Per:

"Jonathan Severn"
Jonathan Severn, President

DE VISSER GRAY

CHARTERED ACCOUNTANTS

401 - 905 West Pender Street
Vancouver, BC Canada
V6C 1L6

Tel: (604) 687-5447
Fax: (604) 687-6737

August 22, 2001

British Columbia Securities Commission
12th Floor - Pacific Centre
701 West Georgia Street
Vancouver, BC
V7Y 1L2

Dear Sirs:

Re: clipclop.com Enterprises Inc.

We have been requested by clipcom.com Enterprises Inc. (the "Company") to advise whether or not we agree with the information contained in the Notice sent by the Company to us dated August 20, 2001, a copy of which is attached hereto.

We hereby advise you that we agree with that information, based on our knowledge thereof at this time.

Yours truly,

DE VISSER GRAY

"T. Ross Nichol"

T. Ross Nichol

RN/jc
DEVISSER CHANGE OF AUDIT LETTER

Direct Line: (604) 443-4706
E-mail: ddejersey@bdo.ca

August 23, 2001

British Columbia Securities Commission
PO Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, BC
V7Y 1L2

Dear Sirs:

RE: Clipclop.com Enterprises Notice of Change of Auditor

We confirm that we have read the attached Notice of Change of Auditor for Clipcom.com Enterprises Inc. and that we agree with the information contained therein based on our knowledge of the information at this time.

Yours truly,

/s/ BDO Dunwoody LLP

Chartered Accountants

APPENDIX "B"

ARTICLES OF CONTINUANCE

YUKON Form 3-01
JUSTICE ARTICLES OF CONTINUANCE

BUSINESS CORPORATIONS ACT
(Section 190)
1. Name of Corporation: WORLDWIDE TECHNOLOGIES INC.
2. The classes and any maximum number of shares that the Corporation is authorized to issue: See attached Schedule "A".
3. Restrictions, if any, on share transfers: N/A
4. Number (or minimum or maximum number) of Directors: Minimum of three and a maximum of twenty.

5. Restrictions if any on businesses the Corporation may carry on:

The Corporation is restricted from carrying on the business of a railway, steamship, air transport, canal, telegraph, telephone or irrigation company.

6. If change of name effected, previous name:

Name changes:
(a) from Adore Resources Ltd. to Krieger Data International Corp. effective October 14, 1986;
(b) from Krieger Data International Corp. to Promark Sofware Inc. effective November 17, 1987;
(c) from Promark Software Inc. to clipclop.com Enterprises Inc. effective August 24, 1999;
(d) from clipclop Enterprises Inc. to Worldwide Technologies Inc. effective September 10, 2001

7. Details of Incorporation: British Columbia, August 9, 1984, Incorporation Number 281381

8. Other provisions if any:

(a) Shareholders meetings may be held in Oxnard, California or Vancouver, British Columbia; and

(b) The directors may, between annual meetings, appoint one or more additional directors of the Corporation, to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

9. Date	Signature	Title

SCHEDULE "A"

TO THE ARTICLES OF CONTINUANCE OF

WORLDWIDE TECHNOLOGIES INC.

The Corporation is authorized to issue 100,000,000 common shares without par value and 100,000 Preferred Shares without par value, which have the following rights and conditions:

Common Shares

The holders of the common shares shall be entitled:

(a) To vote at all meetings of shareholders of the Corporation except meetings at which only holders of a specified class of shares are entitled to vote;

(b) To receive, subject to the rights of the holders of another class of shares, any dividend declared by the Corporation; and

(c) To receive, subject to the rights of the holders of another class of shares, the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Preferred Shares Issuable in Series

The Preferred Shares of the Corporation shall have the rights and shall be subject to the restrictions, conditions and limitations as follows:

(a) The Corporation may issue Preferred Shares in one or more series;

(b) The directors may by resolution authorize Articles of Amendment of the Corporation fixing the number of shares in, and determining the designation of the shares of, each series of Preferred Shares;

(c) The directors may by resolution authorize Articles of Amendment of the Corporation creating, defining and attaching special rights and restrictions to the shares of each series.

APPENDIX "C"

BY-LAW NO. 1

A By-Law Relating Generally To
The Transaction Of The Business And Affairs Of

WORLDWIDE TECHNOLOGIES INC.

CONTENTS
ONE	INTERPRETATION
TWO	BUSINESS OF THE CORPORATION
THREE	BORROWING AND SECURITY
FOUR	DIRECTORS
FIVE	COMMITTEES
SIX	OFFICERS
SEVEN	CONFLICT OF INTEREST AND PROTECTION OF DIRECTORS, OFFICERS AND OTHERS
EIGHT	SHARES
NINE	DIVIDENDS AND RIGHTS
TEN	MEETINGS OF SHAREHOLDERS
ELEVEN	DIVISIONS AND DEPARTMENTS
TWELVE	INFORMATION AVAILABLE TO SHAREHOLDERS
THIRTEEN	NOTICES
FOURTEEN	EFFECTIVE DATE AND REPEAL

BE IT ENACTED AS A BY-LAW OF

WORLDWIDE TECHNOLOGIES INC.

(hereinafter called the "Corporation") as follows:

SECTION ONE
INTERPRETATION

1.01 Definitions

In the by-laws of the Corporation, unless the context otherwise requires:

"Act" means the Business Corporations Act of the Yukon Territory and any statute that may be substituted therefor, as from time to time amended;

"appoint" includes "elect" and vice versa;

"Articles" means the Articles of Continuance of the Corporation as from time to time amended or restated;

"board" means the board of Directors of the Corporation;

"by-laws" mean this by-law and all other by-laws of the Corporation from time to time in force and effect;

"meeting of shareholders" includes an annual meeting of shareholders and a special meeting of shareholders;

"special meeting of shareholders" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders;

"non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act Yukon Territory;

"ordinary resolution" means a resolution passed by a majority of the votes cast by the shareholders who voted, either in person or by proxy, in respect of the resolution;

"recorded address" means in the case of a shareholder his or her address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there is more than one; and in the case of a director, officer, auditor or member of a committee of the board, his or her latest address as recorded in the records of the Corporation;

"signing officer" means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by Clause 2.03 or by a resolution passed pursuant thereto.

Save as aforesaid, words and expressions defined in the Act have the same meaning when used herein; and words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders, and words importing persons include individuals, bodies corporate, partnerships, trust and unincorporated organizations.

SECTION TWO
BUSINESS OF THE CORPORATION

2.01 Registered Office, Records Office and Address for Service

Until changed in accordance with the Act, the registered office of the Corporation, the designated records office (if separate from the registered office) of the Corporation and the post office box (if any) designated as the address for service upon the Corporation by mail shall initially be at the address or addresses in the Yukon Territory specified in the notice thereof filed with the Articles and thereafter as the board may from time to time determine.

2.02 Financial Year

The financial year of the Corporation shall end on such date in each year as the board may from to time by resolution determine.

2.03 Execution of Instruments

Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by at least one person holding the office of chair of the board, president, director, secretary or any other office created by by-laws or by resolution of the board. In addition, the board may from time to time direct the manner in which the person or persons by whom any particular instrument or class of instrument may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same.

2.04 Banking Arrangements

The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

2.05 Voting Rights in Other Bodies Corporate

The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the board, or failing the board, the signing officers of the Corporation, may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

SECTION THREE
BORROWING AND SECURITY

3.01 Borrowing Power

Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the Articles the board may from time to time on behalf of the Corporation, without authorization of the shareholders:

(a) borrow money upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

(b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured, for such sums and at such prices as may be deemed expedient;

(c) to the extent permitted by the Act, give a guarantee on behalf of the Corporation to secure performance of any past, present or future indebtedness, liability or obligation of the Corporation, present or future; and

(d) delegate to a committee of the board, a director or an officer of the Corporation all or any of the powers conferred aforesaid or by the Act to such extent and in such manner as the directors may determine.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

SECTION FOUR
DIRECTORS

4.01 Number of Directors and Quorum

Until changed in accordance with the Act, the board shall consist of not fewer than the minimum and not more than the maximum number of directors provided in the Articles. The number of directors shall be determined by ordinary resolution of the shareholders passed at the meeting of shareholders at which directors are to be elected; provided that the number of directors may not be less than the minimum number nor more than the maximum number of directors set out in the Articles. The quorum for the transaction of business at any meeting of the board shall consist of a majority of the directors.

4.02 Qualification

No person shall be qualified for election as a director if he or she is less than nineteen years of age; if he or she is a minor as defined in the Age of Majority Act (Yukon Territory); if he or she is a mentally disordered person as defined in the Mental Health Act (Yukon Territory); if he or she has been found to be a person of unsound mind by a court elsewhere than in the Yukon Territory; if he or she is not an individual; or if he or she has the status of a bankrupt. A director need not be a shareholder.

4.03 Consent to Act

A person who is elected or appointed a director is not a director unless:

(a) he or she was present at the meeting when he or she was elected or appointed and did not refuse to act as a director, or

(b) if he or she was not present at the meeting when he or she was elected or appointed, he or she consented to act as director in writing before his or her election or appointment or within 10 days after it, or he or she has acted as a director pursuant to the election or appointment.

4.04 Election and Term

Subject to the Articles or a unanimous shareholder agreement and the Act, shareholders of the Corporation shall, by ordinary resolution at the first meeting of shareholders and at each succeeding annual meeting at which an election of directors is required, elect directors to hold office for a term expiring not later than the close of the next annual meeting of shareholders following the election. At each annual meeting of shareholders, all directors whose term of office has expired or then expires shall retire but, if qualified, shall be eligible for re-election. A director not elected for an expressly stated term ceases to hold office at the close of the first annual meeting of shareholders following his or her election. Notwithstanding the foregoing, if directors are not elected at a meeting of shareholders, the incumbent directors continue in office until their successors are elected. The number of directors to be elected at any such meeting shall be the number of directors whose term of office has expired or expires unless the directors or the shareholders otherwise determine. It is not necessary that all the directors elected at a meeting of shareholders hold office for the same term. If the Articles so provide, the directors may, between annual meetings of shareholders, appoint one or more additional directors of the Corporation to serve until the next annual meeting of shareholders, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

4.05 Removal of Directors

Subject to the provisions of the Act, the shareholders may by ordinary resolution passed at a special meeting remove any director or directors from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the directors.

4.06 Vacation of Office

A director ceases to hold office when: he or she dies; he or she is removed from office by the shareholders; he or she ceases to be qualified for election as a director; or his or her written resignation is sent or delivered to the Corporation; or if a time is specified in such resignation, at the time so specified, whichever is later.

4.07 Vacancies

Subject to the Act, a quorum of the board may fill a vacancy in the board. In the absence of a quorum of the board, the directors then in office shall forthwith call a special meeting of shareholders to fill the vacancy and if they fail to call such meeting or if there are no directors then in office, any shareholder may call the meeting.

4.08 Action by the Board

The board shall manage the business and affairs of the Corporation. Subject to the Articles, the powers of the board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all the directors who would be entitled to vote on the resolution at a meeting of the board. Where there is a vacancy in the board, a quorum of directors may exercise all the powers of the board.

4.09 Meeting by Telephone

A director may participate in a meeting of the board or of a committee of the board by means of telephone or other communications facilities that permit all persons participating in the meeting to hear each other, and a director participating in a meeting by those means is deemed to be present at the meeting.

4.10 Calling of Meetings

(1) Unless all directors waive their right to notice or otherwise agree, the secretary or a director will give not less than twenty-four hours notice of any meeting of Directors. Any director may requisition a meeting of Directors by giving notice. In addition to notices sent out pursuant to Clause 13.01 herein, notice may be delivered to a director at his or her usual business address during normal business hours (in which case, such notice will be deemed to have been received upon delivery), or by e-mail to an e-mail address given by the Director to the Company.

(2) A Notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting, except where the Act requires such purpose or business to be specified including any proposal to:

(a) submit to the shareholders any question or matter requiring approval of the shareholders;

(b) fill a vacancy among the directors or in the office of auditor;

(c) issue securities;

(d) declare dividends;

(e) purchase, redeem or otherwise acquire shares of the corporation;

(f) pay a commission for the sale of shares of the Corporation;

(g) approve a management proxy circular;

(h) approve any annual financial statements; or

(i) adopt, amend or repeal by-laws.

(3) A director may in any manner waive notice of or otherwise consent to the meeting of the board; and attendance of a director at a meeting of directors is a waiver of notice of the meeting, except when a director attends a meeting for the express purpose of objecting to the transaction of business on the grounds that the meeting is not lawfully called.

4.11 First Meeting of New Board

Provided a quorum of directors is present, the board may without notice hold a meeting immediately following an annual meeting of shareholders.

4.12 Adjourned Meeting

Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.13 Regular Meeting

The board may from time to time appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, or forthwith after such director's appointment, whichever is later, but no other notice shall be required for any such regular meeting except where the Act or this by-law requires the purpose thereof or the business to be transacted thereat to be specified.

4.14 Chair

The Chair of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chair of the board or president. If no such officer is present, the directors present shall choose one of their number to be chair.

4.15 Votes to Govern

At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chair of the meeting shall be entitled to a second or casting vote.

4.16 Remuneration and Expenses

The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

SECTION FIVE
COMMITTEES

5.01 Committee of Directors

The board may appoint a committee of directors, however designated, and delegate to such committee any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise.

5.02 Transaction of Business

The powers of a committee of directors may be exercised by meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on the resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

5.03 Procedure

Unless otherwise determined by the board, each committee shall have the power to fix its quorum, to elect its chair and to regulate its procedure.

SECTION SIX
OFFICERS

6.01 Appointment

Subject to the Articles the board may from time to time appoint a president, a secretary and such other officer or officers as the board may determine, including one or more assistants to any of the officers so appointed. The chair of the board and the president are required to be directors. One person may hold more than one office. The board may specify the duties of, and, in accordance with this by-law and subject to the Act, delegate powers to manage the business and affairs of the Corporation to such officers.

6.02 Chair of the Board

The chair of the board, if any, or in his or her absence, the president, shall preside as chair at every meeting of the directors, or if there is no chair of the board or neither the chair of the board nor the president is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chair or, if the chair of the board if any, and the president have advised the secretary that they will not be present at the meeting, the directors present shall choose one of their number to be chair of the meeting.

6.03 President

If appointed, the president shall be the chief operating officer and, subject to the authority of the board, shall have general supervision of the business of the Corporation; and he or she shall, subject to the Act have such other powers and duties as the board may specify.

6.04 Secretary

The secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose in minutes of all proceedings there at; he or she shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board; he or she shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he or she shall, subject to the Act, have such other powers and duties as the board or the chief executive officer may specify.

6.05 Powers and duties of other officers

The powers and duties of all other officers shall, subject to the Act, be such as the terms of their engagement shall for or as the board or (except for those powers and duties are specified only by the board) the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

6.06 Variation of Powers and Duties

The board and (except as aforesaid) the chief executive officer may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

6.07 Term of Office

The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer's rights under any employment contract. Otherwise each officer appointed by the board shall hold office until his or her successor is appointed or until his or her earlier resignation.

6.08 Terms of Employment and Remuneration

The terms of employment and the remuneration of officers appointed by the board shall be settled by the board from time to time.

6.09 Agents and Attorneys

The board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to subdelegate) as may be thought fit.

6.10 Fidelity Bonds

The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board may from time to time determine.

SECTION SEVEN
CONFLICT OF INTEREST AND PROTECTION
OF DIRECTORS, OFFICERS AND OTHERS

7.01 Conflict of Interest

A director or officer who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose the nature and extent of his or her interest at the time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the board or shareholders for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the board or shareholders, and a director whose interest in a contract is so referred to the board shall not vote on any resolution to approve the same except as provided by the Act.

7.02 Limitation of Liability

Subject to the Act, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for the joining in any receipt or act for conformity, or for any loss or damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the money of or belonging to the Corporation shall be placed or invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation including any person, firm or corporation with whom or with which any moneys, securities or effects shall be lodged or deposited, or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealing with any moneys, securities or other assets of or belonging to the Corporation or for any other loss, damage or misfortune whatsoever which may happen in the execution of the duties of his or her respective office or trust or in relation thereto unless the same shall happen by or through his or her failure to exercise the powers and to discharge the duties of his or her office honestly and in good faith with a view to the best interest of the Corporation and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

7.03 Indemnity

Subject to the Act, the Corporation shall indemnify a director or officer, a former director or officer, and a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his or her heirs and legal representatives, against all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgement, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if:

(a) he or she acted honestly and in good faith with a view to the best interests of the Corporation; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing his or her conduct was lawful.

7.04 Insurance

The Corporation may, subject to and in accordance with the Act, purchase and maintain insurance for the benefit of any director or officer as such against any liability incurred by him.

SECTION EIGHT
SHARES

8.01 Allotment

Subject to the Articles the board may from time to time allot, or grant options to purchase, and issue the whole or any part of the authorized and unissued shares of the Corporation at such time and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

8.02 Commissions

The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his or her purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchaser(s) for such shares.

8.03 Securities Register

The Corporation shall maintain a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:

(a) the names, alphabetically arranged, and the latest known address of each person who is or has been a security holder,

(b) the number of securities held by each security holder, and

(c) the date and particulars of the issue and transfer of each security.

8.04 Transfer Agents and Registrars

The board may from time to time appoint one or more trust companies as its agent or agents to maintain the central securities register or registers, and an agent or agents to maintain branch securities registers. Such a person may be designated as transfer agent or registrar according to his or her functions and one person may be appointed both registrar and transfer agent. The board may at any time terminate any such appointment.

8.05 Registration of Transfer

Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his or her attorney or successor duly appointed, together with such reasonable assurances or evidence of signature, identification and authority to transfer as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the Articles and upon satisfaction of any lien referred to in Clause 8.11.

8.06 Non-Recognition of Trusts

Subject to the provisions of the Act, the Corporation may treat as the absolute owner of a share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

8.07 Share Certificates

Every holder of one or more shares of the Corporation shall be entitled, at his or her option, to a share certificate, or to a non-transferable written acknowledgement of his or her right to obtain a share certificate, stating the name of the person to whom the certificate or acknowledgement was issued, and the number and class or series of shares held by him as shown on the securities register. Share certificates and acknowledgements of a shareholder's right to a share certificate, shall subject to the Act, be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with Clause 2.03 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one other signing officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signatures appears thereon no longer holds office at the date of issue of the certificate.

8.08 Replacement of Share Certificate

The board or any officer or agent designated by the board may in its or his or her discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken on payment of a reasonable fee, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

8.09 Joint Shareholders

If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such person may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.10 Deceased Shareholder

In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

8.11 Lien for Indebtedness

If the Articles provide that the Corporation has a lien on shares registered in the name of a shareholder or his or her legal representative for a debt of that shareholder to the Corporation, such lien may be enforced, subject to the Act and to any other provision of the Articles by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.

SECTION NINE
DIVIDENDS AND RIGHTS

9.01 Dividends

Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

9.02 Dividend Cheques

A dividend payable in cash shall be paid by cheque drawn on the Corporation's banks or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his or her recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.03 Non-receipt of Cheques

In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement or expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or any particular case.

9.04 Record date for Dividends and Rights

The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to receive the right to subscribe for such securities, provided that if the Corporation is a distributing corporation, notice of any such record date is given, not less than seven days before such record date, in the manner provided in the Act. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to receive the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

9.05 Unclaimed Dividends

Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

SECTION TEN
MEETING OF SHAREHOLDERS

10.01 Annual Meetings

Subject to the Act, the annual meeting of shareholders shall be held at such time in each year as the board may from time to time determine, for the purpose of consideration of the financial statements and reports required by the Act to be placed before the annual meeting, electing directors if required, appointing auditors if required and transacting such other business as may properly be brought before the meeting.

10.02 Special Meetings

The board shall have power to call a special meeting of shareholders at any time.

10.03 Place of Meetings

Subject to the Articles of the Corporation, meetings of the shareholders shall be held at that place determined by the directors.

10.04 Notice of Meetings

Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Clause 13.01 not less than 21 nor more than 50 days before the date of the meeting to each director, to the auditor and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of directors and re-appointment of incumbent auditor shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgement thereon and shall state the text of any special resolution to be submitted to the meeting. A shareholder may in any manner waive notice of or otherwise consent to a meeting of shareholders.

10.05 Record Date for Notice

The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, a record date for the determination of the shareholders entitled to notice of meeting, provided that if the Corporation is a distributing corporation notice of any such record date shall be given not less than seven days before such record date in the manner provided in the Act. If no such record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is sent or, if no notice is sent, shall be the day on which the meeting is held.

10.06 List of Shareholders Entitled to Notice

(1) The Corporation shall prepare a list of shareholders entitled to receive notice of a meeting, arranged in alphabetical order and showing the number and class of shares held by each shareholder,

(a) if a record date with respect to such meeting is fixed under Section 10.05, not later than ten days after that date; or

(b) if no record date with respect to such meeting is so fixed,

(i) at the close of business on the day immediately preceding the day on which notice is given, or,

(ii) where no notice is given, the day on which such meeting is held.

(2) A shareholder may examine any list of shareholders prepared under subsection (1) of this Section

(a) during usual business hours at the registered office of the Corporation or at the place where its central securities register is maintained; and

(b) at the meeting of shareholders to which the list relates.

10.07 Meetings Without Notice

A meeting of shareholders may be held without notice at any time and place permitted by the Act:

(a) if all shareholders entitled to vote thereat are present in person or represented or if those not present or represented waive notice of or otherwise consent to such meeting being held, and

(b) if the auditors and the directors are present or waive notice of or otherwise consent to such meeting being held;

so long as such shareholders, auditors or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact. If the meeting is held at a place outside the Yukon Territory, shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.08 Chair and Secretary

(1) The chair of the board or, in his or her absence, the president of the Company, will preside as chair at every meeting of shareholders.

(2) If, at any meeting:

(a) there is no chair or president;

(b) the chair or president is not present within fifteen minutes after the time appointed for holding the meeting; or

(c) the chair or president is unwilling to act as chair,

the shareholders present may choose a chair for the meeting.

(3) If the secretary of the Corporation is absent, the chair shall appoint some person, who need not be a shareholder, to act as secretary of the meeting.

10.09 Persons Entitled to Present

The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the Chair of the meeting or with consent of the meeting.

10.10 Quorum

Shareholders personally present or represented by proxy, being not less than two (or, if the Corporation has only one shareholder, one), and who hold or represent by proxy in the aggregate not less than one-twentieth of the issued capital of the Corporation entitled to vote, constitute a quorum for the transaction of business at any meeting of shareholders. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the opening of any meeting of shareholders, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business until a quorum is present.

10.11 Right to Vote

Every person named in the list referred to in Clause 10.06 shall be entitled to vote the shares shown thereon opposite his or her name at the meeting to which such list relates, except to the extent that:

(a) where the Corporation has fixed a record date in respect of such meeting, such person has transferred any of his or her shares after such record date or, where the Corporation has not fixed a record date in respect of such meeting, such person has transferred any of his or her shares after the date on which such list is prepared, and

(b) the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he or she owns such shares, has demanded not later than 10 days before the meeting that his or her name be included in such list.

In any such excepted case the transferee shall be entitled to vote the transferred shares at such meeting. If the Corporation is not required to prepare a list under Clause 10.06, subject to the provisions of the Act and this by-law as to proxies and representative, at any meeting of shareholders every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.12 Proxies and Representatives

Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his or her attorney and shall conform with the requirements of the Act. Alternately, every such shareholder which is a body corporate or association may authorize by resolution of its directors or governing body an individual, who need not be a shareholder, to represent it at a meeting of shareholders and such individual may exercise on the shareholders behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Corporation a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chair of the meeting.

10.13 Time for Deposit of Proxies

The board may specify in a notice calling a meeting of shareholders a time, preceding, the time of such meeting or an adjournment thereof by not more than 48 hours exclusive of non-business days, before which proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, it has been received by the secretary of the Corporation or by the chair of the meeting or any adjournment thereof prior to the time of voting.

10.14 Joint Shareholders

If two or more persons hold shares jointly, any one of them present in person or represented at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented and vote, they shall vote as one on the shares jointly held by them.

10.15 Votes to Govern

At any meeting of shareholders every question shall, unless otherwise required by the Articles or by-laws, be determined by the majority of the votes cast on the question. In the case of an equality of votes either upon show of hands or upon a poll, the chair of the meeting shall not be entitled to a second or casting vote.

10.16 Show of Hands

Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chair of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.17 Ballots

On any question proposed for consideration at a meeting of shareholders, any shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot, either before or on the declaration of the result of any vote by show of hands. A ballot so required or demanded shall be taken in such manner as the chair shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he or she is entitled to vote at a meeting upon the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.18 Admission or Rejection of a Vote

In case of any dispute as to the admission or rejection of a vote, the chair shall determine the same and such determination made in good faith shall be final and conclusive.

10.19 Adjournment

If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the time of an adjournment. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

10.20 Resolution in Writing

A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of shareholders.

10.21 Only One Shareholder

Where the Corporation has only one shareholder, or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

SECTION ELEVEN
DIVISIONS AND DEPARTMENTS

11.01 Creation and Consolidation of Divisions

The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units to be consolidated upon such basis as the board may consider appropriate in each case.

11.02 Name of Division

Subject to law, any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name, Any such contract, cheque or document shall be binding upon the Corporation as if it has been entered into or signed in the name of the Corporation.

11.03 Officers of Division

From time to time the board or, if authorized by the board, the chief executive officer, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The board or, if authorized by the board, the chief executive officer, may remove at its or his or her pleasure any officer so appointed without prejudice to such officer's rights under any employment contract. Officers of divisions or their sub-units shall not, as such, be officer of the Corporation.

SECTION TWELVE
INFORMATION AVAILABLE TO SHAREHOLDERS

12.01 Except as provided by the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which in the opinion of the directors would be inexpedient in the interests of the Corporation to communicate to the public.

12.02 The Directors, may, from time to time, subject to the rights conferred by the Act, determine whether and to what extent and at what time and place and under what circumstances or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting records of the Corporation except as conferred by statute or authorized by the board of Directors or by a resolution of the shareholders.

SECTION THIRTEEN
NOTICES

13.01 Method of Giving Notices

Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the Articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his or her recorded address or if mailed to him at his or her recorded address by prepaid ordinary or air mail or if sent to him at his or her recorded address by any means of prepaid transmitted or recorded communication including facsimile transmission. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

13.02 Notice to Joint Shareholders

If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them.

13.03 Computation of Time

In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

13.04 Undelivered Notices

If notices given to a shareholder pursuant to Clause 13.01 are returned on three consecutive occasions because he or she cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he or she informs the Corporation in writing of his or her new address.

13.05 Omissions and Errors

The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at the meeting held pursuant to such notice or otherwise founded thereon.

13.06 Persons Entitled by Death or Operation of Law

Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he or she derives his or her title to such share prior to his or her name and address being entered on the securities register (whether such notice was given before or after happening of the event upon which he or she became so entitled) and prior to his or her furnishing to the Corporation the proof of authority or evidence of his or her entitlement prescribed by the Act.

13.07 Waiver of Notice

Any shareholder (or his or her duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the Articles, the by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver or notice of a meeting of shareholders or of the board which may be given in any manner.

SECTION FOURTEEN
EFFECTIVE DATE AND REPEAL

14.01 Effective Date

This by-law shall come into force when made by the board in accordance with the Act.

14.02 Repeal

All previous by-laws of the Corporation are repealed as of the coming into force of this by-law. Such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to, or the validity of any Articles (as defined in the Act) or predecessor charter documents of the Corporation obtained pursuant to, any such by-law prior to its repeal. All officers and persons acting under any such by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or the board or a committee of the board with continuing effect passed under any repealed by-law shall continue to be good and valid except to the extent inconsistent with this by-law and until amended or repealed.

MADE BY the board the ______ day of _________________, 2002.

_____________________________________

President

CONFIRMED by the shareholders in accordance with the Act the ______ day of ___________, 2002.

_____________________________________

Corporate Secretary